UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

Bluerock Residential Growth REIT, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2021

Bluerock Residential Growth REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 32nd Floor

New York, NY 10105

(Address of principal executive offices – zip code)

(212) 843-1601

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Class A Common Stock, $0.01 par value per share	BRG	NYSE American
7.625% Series C Cumulative Redeemable Preferred Stock, $0.01 par value per share	BRG-PrC	NYSE American
7.125% Series D Cumulative Preferred Stock, $0.01 par value per share	BRG-PrD	NYSE American

Securities registered pursuant to Section 12(g) of the Act:

Title of each class
Series B Redeemable Preferred Stock, $0.01 par value per share
Warrants to Purchase Shares of Class A Common Stock, $0.01 par value per share
Series T Redeemable Preferred Stock, $0.01 par value per share

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 7.01.	Regulation FD Disclosure.

On December 20, 2021, the Company issued a press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”), by and among Bluerock Residential Growth REIT, Inc. (the “Company”), Badger Parent LLC and Badger Merger Sub LLC, pursuant to which, subject to the terms and conditions of the Merger Agreement, certain affiliates of Blackstone Real Estate (“Blackstone”) will acquire all of the issued and outstanding common stock of the Company in an all-cash transaction (the “Acquisition”). In addition, prior to the Acquisition, the Company separately intends to spin off its single-family rental business to its shareholders (the “Spin-Off”) through the taxable distribution to shareholders of all of the outstanding shares of common stock of a newly formed real estate investment trust named Bluerock Homes Trust, Inc. (“BHOM”), which will be externally managed by an affiliate of Bluerock Real Estate. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Additional Information about the Merger and Where to Find It:

In connection with the proposed Acquisition, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). In addition, in connection with the Spin-Off, BHOM will file a registration statement on Form 10. This communication is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.bluerockresidential.com. In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at ir.bluerockresidential.com or by contacting the Company’s Investor Relations by email at investor.relations@bluerockre.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC on June 25, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021 and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Acquisition and the Spin-Off include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s shareholders of the Acquisition or the failure to satisfy any of the other conditions to the completion of the Acquisition or the Spin-Off; the risks that the market does not value BHOM shares at NAV; the failure to recognize the potential benefits of the Spin-Off due to, among other reasons, BHOM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Spin-Off; shareholder litigation in connection with the Acquisition or the Spin-Off, which may affect the timing or occurrence of the Acquisition or the Spin-Off or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Acquisition and the Spin-Off on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Acquisition and the Spin-Off; the ability to meet expectations regarding the timing and completion of the Acquisition and the Spin-Off; the possibility that any opinions, consents or approvals required in connection with Spin-Off will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Acquisition, the Spin-Off or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHOM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Acquisition or the Spin-Off. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 23, 2021, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued December 20, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Date: December 20, 2021	By:	/s/ R. Ramin Kamfar
	Name:	R. Ramin Kamfar
	Title:	Chief Executive Officer and Chairman of the Board

Exhibit 99.1

For Immediate Release

Bluerock Residential Growth REIT To Be Acquired By Affiliates of Blackstone Real Estate In $3.6 Billion Transaction

Shareholders to Receive $24.25 in Cash plus Shares of Bluerock Homes Trust, Inc., BRG’s Single Family Rental Business Spin-Off, with an Estimated NAV of $5.60

New York, NY (December 20, 2021) – Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) (the “Company”) today announced that it has entered into a definitive agreement with affiliates of Blackstone Real Estate (“Blackstone”) under which Blackstone will acquire all outstanding shares of common stock of BRG for $24.25 per share in an all-cash transaction valued at $3.6 billion (the “Acquisition”).

Under the terms of the agreement, Blackstone will acquire 30 multifamily properties comprising approximately 11,000 units as well as a loan book secured by 24 multifamily assets. The properties consist of high-quality garden-style assets with significant green space and resort-style amenities, built, on average, in 2000. The majority of the properties are located in Atlanta, Phoenix, Orlando, Denver and Austin.

Prior to the Acquisition, the Company separately intends to spin off its single-family rental business to its shareholders (the “Spin-Off” and together with the Acquisition, the “Transaction”) through the taxable distribution to shareholders of all of the outstanding shares of common stock of a newly formed real estate investment trust named Bluerock Homes Trust, Inc. (“BHOM”), which will be externally managed by an affiliate of Bluerock Real Estate. BHOM will own interests in approximately 3,400 homes, including 2,000 through preferred/mezzanine investments, located in fast growing, high quality of life and knowledge economy markets across the United States. The Company’s shareholders will receive shares of BHOM, with a current implied Net Asset Value estimated at $5.60 (based on the midpoint of the valuation range provided by Duff & Phelps, independent financial advisor to the Company’s board of directors), for each share of Company common stock. There can be no assurance that the trading price upon a listing of BHOM will be equal to or greater than this estimated NAV.

The Transaction has been unanimously approved by the Company’s board of directors and the Acquisition, excluding the value of BHOM, represents a premium of approximately 124% over the unaffected closing stock price on September 15, 2021, the date prior to a media article reporting that the Company was exploring strategic options including a sale.

“We are very proud to enter into a transaction that delivers tremendous value to our shareholders. We believe the substantial premium to our historic trading price is a testament to our success in building a best-in-class institutional-quality multifamily apartment portfolio in our attractive knowledge-economy target markets, along with the robust process run by the board of directors and management to secure maximum value for our shareholders,” said Ramin Kamfar, Company Chairman and CEO.

Asim Hamid, Senior Managing Director at Blackstone Real Estate, said, “Bluerock’s portfolio consists of high-quality multifamily properties in markets across the U.S. experiencing some of the strongest fundamentals. We look forward to bringing our best-in-class management to these properties to ensure they continue to be operated at the highest standards for the benefit of tenants and the surrounding communities.”

Completion of the Acquisition, which is currently expected to occur in the second quarter of 2022, is contingent upon consummation of the Spin-Off, as well as customary closing conditions, including the approval of the Company’s shareholders, who will vote on the transaction at a special meeting on a date to be announced. The Acquisition is not contingent on receipt of financing by Blackstone.

Most members of the Company’s senior management, along with certain entities related to them, have agreed to retain their interests in the Company’s operating partnership, which will hold the assets related to the single-family rental business upon completion of the Spin-Off, rather than receiving cash consideration.

Morgan Stanley & Co. LLC and Eastdil Secured LLC are the Company’s lead financial advisors with BofA Securities also serving as an advisor. Wachtell, Lipton, Rosen & Katz, Kaplan Voekler Cunningham & Frank, PLC, and Vinson & Elkins, LLP are serving as the Company’s legal counsel. Barclays and Wells Fargo Securities LLC are Blackstone’s financial advisors and Simpson Thacher & Bartlett LLP is Blackstone’s legal advisor.

About Bluerock Residential Growth REIT, Inc.

Bluerock Residential Growth REIT, Inc. (NYSE American: BRG) is a real estate investment trust that focuses on developing and acquiring a diversified portfolio of institutional-quality highly amenitized live/work/play apartment communities in demographically attractive knowledge economy growth markets to appeal to the renter by choice. The Company’s objective is to generate value through off-market/relationship-based transactions and, at the asset level, through value-add improvements to properties and to operations. BRG has elected to be taxed as a real estate investment trust (REIT) for U.S. federal income tax purposes.

About Blackstone Real Estate

Blackstone is a global leader in real estate investing. Blackstone’s real estate business was founded in 1991 and has $230 billion of investor capital under management. Blackstone is the largest owner of commercial real estate globally, owning and operating assets across every major geography and sector, including logistics, multifamily and single-family housing, office, hospitality and retail. Our opportunistic funds seek to acquire undermanaged, well-located assets across the world. Blackstone’s Core+ strategy comprises open-ended funds that invest in substantially stabilized real estate assets globally and Blackstone Real Estate Income Trust, Inc. (BREIT), a non-listed REIT that invests in U.S. income-generating assets. Blackstone Real Estate also operates one of the leading global real estate debt businesses, providing comprehensive financing solutions across the capital structure and risk spectrum, including management of Blackstone Mortgage Trust (NYSE: BXMT).

Additional Information and Where to Find It

In connection with the Acquisition, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement on Schedule 14A (the “Proxy Statement”). In addition, in connection with the Spin-Off, BHOM will file a registration statement on Form 10. This press release is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, http://www.sec.gov, and the Company’s website, www.bluerockresidential.com. In addition, the documents (when available) may be obtained free of charge by accessing the Investor Relations section of the Company’s website at ir.bluerockresidential.com or by contacting the Company’s Investor Relations by email at investor.relations@bluerockre.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2021 annual meeting of stockholders, which was filed with the SEC on June 25, 2021, in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 23, 2021 and in other documents filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “estimate” and similar words or expressions, including the negative version of such words and expressions. These forward-looking statements are based upon the Company’s present expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by Company management, involve uncertainty that could cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements and are not guaranteed to occur. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Investors should not place undue reliance upon these forward-looking statements. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, the Company’s actual results and performance could differ materially from those set forth in these forward-looking statements due to numerous factors. Factors that could have a material adverse effect on our operations, future prospects, the Acquisition and the Spin-Off include, but are not limited to: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the Company and Blackstone’s affiliates; the failure to obtain the approval of the Company’s shareholders of the Acquisition or the failure to satisfy any of the other conditions to the completion of the Acquisition or the Spin-Off; the risks that the market does not value BHOM shares at NAV; the failure to recognize the potential benefits of the Spin-Off due to, among other reasons, BHOM’s lack of liquidity, small market size or inability to grow and expand revenues and earnings following the Spin-Off; shareholder litigation in connection with the Acquisition or the Spin-Off, which may affect the timing or occurrence of the Acquisition or the Spin-Off or result in significant costs of defense, indemnification and liability; the effect of the announcement of the Acquisition and the Spin-Off on the ability of the Company to retain and hire key personnel and maintain relationships with its tenants, vendors and others with whom it does business, or on its operating results and businesses generally; risks associated with the disruption of management’s attention from ongoing business operations due to the Acquisition and the Spin-Off; the ability to meet expectations regarding the timing and completion of the Acquisition and the Spin-Off; the possibility that any opinions, consents or approvals required in connection with Spin-Off will not be received or obtained in the expected time frame, on the expected terms or at all; and significant transaction costs, fees, expenses and charges. There can be no assurance that the Acquisition, the Spin-Off or any other transaction described above will in fact be consummated in the expected time frame, on the expected terms or at all. There can be no assurance as to the impact of COVID-19 and other potential future outbreaks of infectious diseases on the Company’s or BHOM’s financial condition, results of operations, cash flows and performance and those of their respective tenants as well as on the economy and real estate and financial markets, which may impact the timing or occurrence of the Acquisition or the Spin-Off. For further discussion of the factors that could affect outcomes, please refer to the risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K filed by the Company with the SEC on February 23, 2021, and subsequent filings by the Company with the SEC. Any forward-looking statement speaks only as of the date on which it is made, and the Company assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law. The Company claims the safe harbor protection for forward looking statements contained in the Private Securities Litigation Reform Act of 1995.

Contacts:

Bluerock:

Josh Hoffman

208-475-2380

jhoffman@bluerockre.com

Blackstone:

Jillian Kary

203-273-9868

Jillian.Kary@Blackstone.com

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